CONSENT


         The undersigned hereby consents, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, to his being named as about to become a director of The Marquee Group, Inc. in such company's Registration Statement on Form SB-2.



                                                            /s/ Arthur Barron
                                                            -----------------
                                                                Arthur Barron